UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2025

OLD POINT FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street

Hampton, Virginia 23669

(Address of principal executive offices)  (Zip Code)

(757) 728-1200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 1, 2025, Old Point Financial Corporation, a Virginia corporation (“Old Point”) and The Old Point National Bank of Phoebus, a nationally chartered banking association and wholly owned subsidiary of Old Point (“Old Point National Bank”) completed their previously announced mergers with TowneBank, a Virginia banking corporation (“TowneBank”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 2, 2025 (the “Merger Agreement”), by and among TowneBank, Old Point and Old Point National Bank, Old Point merged with and into TowneBank (the “Old Point merger”), and immediately thereafter and contemporaneously therewith, Old Point National Bank merged with and into TowneBank (together with the Old Point merger, the “Merger”), with TowneBank surviving the Merger.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $5.00 per share, of Old Point issued and outstanding immediately prior to the Effective Time, other than certain shares held by Old Point, was converted into the right to receive, at the election of the holder of such share of Old Point common stock, and subject to the proration and allocation procedures set forth in the Merger Agreement:

•	$41.00 per share in cash (the “Cash Consideration”); or

•	1.14 shares of common stock, par value $1.667 per share, of TowneBank (the “Stock Consideration” and together with the Cash Consideration, in each case, without interest, the “Merger Consideration”).

At the Effective Time, each restricted share of Old Point common stock that was outstanding immediately prior to the Effective Time fully vested and converted into the right to receive the Merger Consideration, with the same election right as shares of Old Point common stock. Each share of TowneBank common stock outstanding immediately prior to the Effective Time remained outstanding and was unaffected by the Merger.

As previously announced, the election deadline for holders of Old Point common stock and Old Point restricted stock awards to elect the form of consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Time, on August 26, 2025. Of the shares of Old Point common stock outstanding immediately prior to the completion of the Merger (including the Old Point restricted stock awards that had the same election rights as shares of Old Point common stock), approximately 28.3% of shares timely elected to receive the Cash Consideration (the “cash election shares”), approximately 60.7% of shares timely elected to receive the Stock Consideration (the “stock election shares”) and approximately 10.9% of shares did not make a timely election (the “non-election shares”). Pursuant to the terms of the Merger Agreement and after giving effect to the allocation and proration procedures set forth therein, at the Effective Time, approximately 98.8% of each holder’s stock election shares were converted into the right to receive the Stock Consideration, approximately 1.2% of each holder’s stock election shares were converted into the right to receive the Cash Consideration and all cash election shares and non-election shares were converted into the right to receive the Cash Consideration, such that 40% of the shares of Old Point common stock (including the Old Point restricted stock awards that had the same election rights as shares of Old Point common stock) outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration and 60% of the shares of Old Point common stock (including the Old Point restricted stock awards that had the same election rights as shares of Old Point common stock) outstanding immediately prior to the Effective Time were converted into the right to receive the Stock Consideration. The Cash Consideration was funded through cash on hand from TowneBank.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Old Point’s Form 8-K filed on April 7, 2025 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Old Point no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On August 29, 2025, Old Point notified Nasdaq that the transactions contemplated by the Merger Agreement were expected to close on September 1, 2025. Old Point requested that Nasdaq (i) suspend trading in shares of Old Point common stock before the opening of trading on September 2, 2025, (ii) withdraw Old Point common stock from listing on Nasdaq before the opening of trading on September 2, 2025 and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting of Old Point common stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Old Point common stock is no longer listed on Nasdaq.

In furtherance of the foregoing, TowneBank, as successor to Old Point, intends to file with the SEC certifications on Form 15 under the Exchange Act to deregister Old Point common stock under Section 12(g) of the Exchange Act and the corresponding immediate suspension of Old Point’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to Old Point since it no longer exists as a separate legal entity as a result of the Merger.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each share of Old Point common stock that was outstanding immediately prior to the Effective Time, other than certain shares held by Old Point, was converted into the right to receive the Merger Consideration.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, on September 1, 2025, Old Point was merged with and into TowneBank pursuant to the Merger Agreement, with TowneBank surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All of Old Point’s directors and executive officers ceased serving as directors and executive officers of Old Point as of the Effective Time and pursuant to the terms of the Merger Agreement.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, Old Point ceased to exist, and the Articles of Incorporation and the Bylaws of Old Point ceased to be in effect by operation of law. The Articles of Incorporation and Bylaws of TowneBank, each as in effect immediately prior to the Effective Time, remain in effect as the Articles of Incorporation and Bylaws of TowneBank as the surviving entity.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 2, 2025, by and among TowneBank, Old Point Financial Corporation and The Old Point National Bank of Phoebus (incorporated by reference to Exhibit 2.1 to Old Point’s Current Report on Form 8-K filed on April 7, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNEBANK
(as successor to Old Point Financial Corporation)

By:	/s/ William B. Littreal
Name:	William B. Littreal
Title:	Senior Executive Vice President and Chief Financial Officer

Date: September 2, 2025